This is filed pursuant to Rule 497(e).
File Nos. 33-18647 and 811-05398.


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                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                    -ALLIANCEBERNSTEIN BALANCED SHARES PORTFOLIO
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                      SUPPLEMENT TO THE CURRENT PROSPECTUS
                                  JUNE 12, 2008

     On June 11, 2008, the Board of Directors (the "Directors") of AllianceBernstein Balanced Shares Portfolio (the "Portfolio"), a series of AllianceBernstein Variable Products Series Fund, Inc. ("AVP"), approved a proposal for the Portfolio to be acquired by AllianceBernstein Balanced Wealth Strategy Portfolio ("Balanced Wealth"), a series of AVP. In connection with the acquisition, all of the Portfolio's assets will be transferred to Balanced Wealth, and shareholders of the Portfolio will receive shares of Balanced Wealth in exchange for their shares. The acquisition does not require approval of the Portfolio's shareholders. The Portfolio will mail to shareholders information about the Portfolio's acquisition on or about August 4, 2008. The acquisition is expected to occur late in the third quarter of this year.

This Supplement should be read in conjunction with the Prospectus for the Portfolio (dates appear below).

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein Balanced Shares Portfolio: The Prospectus dated May 1, 2008, offering Class A shares and the Prospectus dated May 1, 2008, offering Class B shares.

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




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